Exhibit 99.1

Execution Version

GM FINANCIAL AUTOMOBILE LEASING TRUST 2026-3,

GMF LEASING LLC,

as Depositor,

GM FINANCIAL,

as Administrator

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Indenture Trustee

ADMINISTRATION AGREEMENT

Dated as of June 30, 2026

i

ADMINISTRATION AGREEMENT, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among GM Financial Automobile Leasing Trust 2026-3, a Delaware statutory trust (the “Issuer”), AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as administrator (the “Administrator”), GMF Leasing LLC, a Delaware limited liability company, as Depositor (the “Depositor”), and Computershare Trust Company, N.A. (“Computershare”), as Indenture Trustee (the “Indenture Trustee”).

RECITALS

WHEREAS, the Issuer is governed pursuant to an Amended and Restated Trust Agreement, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Trust Agreement”), between the Depositor and Wilmington Trust Company, as owner trustee (not in its individual capacity, but solely as owner trustee, the “Owner Trustee”); and

WHEREAS, the parties desire to enter into this Agreement to provide for, among other things, the providing of certain services by the Administrator to and on behalf of the Issuer.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01. Capitalized Terms; Interpretive Provisions.

(a) Capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the 2026-3 Exchange Note Supplement, dated as of June 30, 2026 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2026-3 Exchange Note Supplement”), among ACAR Leasing Ltd., as Borrower (in such capacity, the “Borrower”), GM Financial, as Lender (in such capacity, the “Lender”) and as Servicer (in such capacity, the “Servicer”), and Computershare, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) or, if not defined therein, in Appendix A to the Third Amended and Restated Credit and Security Agreement, dated as of October 3, 2022 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit and Security Agreement”), among the Borrower, the Lender, the Servicer, the Administrative Agent and the Collateral Agent. Whenever used in this Agreement, unless the context otherwise requires, the following words and phrases shall have the following meanings. In the event of any conflict between a definition appearing below and in the Indenture, the definition appearing below shall control for purposes of this Agreement.

“2026-3 Servicing Agreement” means the Fourth Amended and Restated Servicing Agreement, dated as of October 3, 2022, as the same may be further amended, restated, supplemented or otherwise modified from time to time, among ACAR Leasing Ltd., the Servicer, APGO Trust and the Collateral Agent as supplemented by the 2026-3 Servicing Supplement, dated as of June 30, 2026, as the same may be amended, restated, supplemented or otherwise modified from time to time, among ACAR Leasing Ltd., the Servicer, APGO Trust, the Collateral Agent and the Indenture Trustee.

“Agreement” has the meaning set forth in the preamble.

“Indenture” means the Indenture, dated as of June 30, 2026, as the same may be amended, restated, supplemented or otherwise modified from time to time, among the Issuer, the Servicer and the Indenture Trustee.

“Percentage Interests” has the meaning set forth in the Trust Agreement.

“Related Documents” means all Program Documents to which the Issuer or the Owner Trustee is a party.

“Trust Agreement” has the meaning set forth in the recitals.

“Trust Certificateholder” has the meaning set forth in the Trust Agreement.

“Trust Certificates” has the meaning set forth in the Trust Agreement.

(b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein”, “hereof”, “hereunder” and the like shall refer to this Agreement as a whole and not to any particular, part or Section herein, (iii) references to a Section or Exhibit such as “Section 1.01” or “Exhibit A” shall refer to the applicable Section or Exhibit of this Agreement, (iv) the term “include” and all variations thereof shall mean “include without limitation”, (v) the term “or” shall include “and/or”, (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC, and (vii) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, restated, modified, supplemented or replaced (in the case of a statute) and includes (in the case of agreements or instruments) references to all attachments, annexes, exhibits and schedules thereto and instruments incorporated therein.

Section 1.02. Duties of the Administrator.

(a) The Administrator agrees to perform all its duties as Administrator and the obligations and duties of the Issuer and the Owner Trustee under the Related Documents. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Related Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Related Documents. The Administrator shall prepare for execution by the Issuer or the Owner Trustee, as the case may be, or shall cause the preparation by other appropriate persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Documents. In furtherance of the foregoing, the Administrator shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

(i) the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.2);

(ii) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.4);

(iii) the maintenance of an office at the Indenture Trustee in St. Paul, Minnesota for registration of transfer or exchange of Notes (Section 3.2);

(iv) the obtaining and preservation of the Issuer’s qualifications to do business (Section 3.4);

(v) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as are necessary or advisable to protect the Issuer Trust Estate (Section 3.5);

(vi) the delivery of the Opinion of Counsel on the 2026-3 Closing Date, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Section 3.6 and 3.9);

(vii) the identification to the Indenture Trustee in an Officer’s Certificate of any Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.7(b));

(viii) the notification of the Indenture Trustee of each Servicer Default under the 2026-3 Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties or obligations under the 2026-3 Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.7(d));

(ix) the delivery of the Officer’s Certificate as to compliance with the Program Documents (Section 3.9);

(x) the notification of the Indenture Trustee and the Issuer Owner Trustee of each Event of Default or Servicer Default (Section 3.20);

(xi) the notification of the Indenture Trustee and the Issuer Owner Trustee of each event described in Section 3.22 of the Indenture (Section 3.21);

(xii) the delivery of the 2026-3 Exchange Note to the Indenture Trustee in St. Paul, Minnesota on the 2026-3 Closing Date (Section 3.23);

(xiii) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 4.1);

(xiv) the maintenance of books and records of the Issuer (Section 3.24);

(xv) the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel relating thereto (Section 4.1);

(xvi) the appointment of a successor Indenture Trustee or removal of the Indenture Trustee (Sections 6.7 and 6.10);

(xvii) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.7 and 6.9);

(xviii) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);

(xix) the filing with the Indenture Trustee of copies of the annual reports and other information, documents and other reports the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act within fifteen (15) days after the issuer is required to file the same with the Commission (Section 7.3(a)(i));

(xx) the filing with the Indenture Trustee and the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of the Indenture as may be required from time to time by the rules and regulations prescribed from time to time by the Commission (Section 7.3(a)(ii));

(xxi) the furnishing of the Indenture Trustee with summaries of any information, documents and reports required to be filed by the Issuer pursuant to Sections 7.3(a)(i) and (ii) of the Indenture as may be required by the regulations prescribed from time to time by the Commission (Section 7.3(a)(iii));

(xxii) the notification of the Indenture Trustee if and when the Notes are listed on any stock exchange (Section 7.4(b));

(xxiii) the preparation of an Issuer Request for the release of the Issuer Trust Estate (Section 8.4);

(xxiv) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.1 and 9.2);

(xxv) the execution of new Notes conforming to any supplemental indenture (Section 9.6);

(xxvi) the preparation and delivery of all Officer’s Certificates and Opinions of Counsel with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a)); and

(xxvii) the preparation and delivery of Officer’s Certificates for the release of property from the Lien of the Indenture (Section 11.1(b)).

(b) The Administrator shall:

(i) pay the Owner Trustee in its individual capacity from time to time reasonable compensation for all services rendered by the Owner Trustee under the Trust Agreement (which compensation shall not be limited by any provision of law in regard to the compensation for a trustee of an express trust);

(ii) except as otherwise expressly provided in the Trust Agreement, reimburse the Owner Trustee (as such or in its individual capacity) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee (as such or in its individual capacity) in accordance with any provision of the Trust Agreement (including reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own gross negligence or willful misconduct;

(iii) to the extent not paid pursuant to Section 8.3(a) of the Indenture, pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee (including the fees and expenses of its counsel) under the Program Documents (which compensation shall not be limited by any provision of law in regard to the compensation for a trustee of an express trust); and

(iv) indemnify the Indenture Trustee in accordance with Section 6.6 of the Indenture and indemnify the Owner Trustee in accordance with Section 8.2 of the Trust Agreement.

(c) In addition to the duties set forth in Sections 1.02(a) and (b), the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, notices, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Related Documents, including those required under or requested pursuant to the TIA, and at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Related Documents. Subject to Section 1.06, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Indenture Collateral (including the Related Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(d) Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrator shall be responsible for promptly notifying the Note Paying Agent in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Trust Certificateholder as contemplated in Section 5.1(d) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Note Paying Agent pursuant to such provision.

(e) Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee or the Note Paying Agent, as applicable, set forth (i) in Section 9.1(b) of the Trust Agreement with respect to notifying the Trust Certificateholders of the Payment Date with respect to which final payment of the Trust Certificates shall be made, and (ii) Section 5.3(b) of the Trust Agreement with respect to accounting and reports to Trust Certificateholders and preparation and filing of tax returns.

(f) The Administrator shall satisfy its obligations with respect to clauses (d) and (e) above by retaining, at the expense of the Issuer, payable by the Administrator, accountants, which shall perform the obligations of the Administrator thereunder.

(g) The Administrator shall perform any duties that are expressly required under the Trust Agreement to be performed by the Administrator.

(h) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(i) amendment of or any supplement to the Indenture;

(ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the 2026-3 Exchange Note);

(iii) the amendment, change or modification of the Related Documents;

(iv) the appointment of successor Note Registrars and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar or the Indenture Trustee of its obligations under the Indenture; and

(v) the removal of the Indenture Trustee.

(j) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the Related Documents, or (ii) take any other action that the Issuer directs the Administrator not to take on its behalf.

Section 1.03. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

Section 1.04. Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to an annual payment of compensation, which shall be solely an obligation of the Servicer.

Section 1.05. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Indenture Collateral as the Issuer shall reasonably request.

Section 1.06. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 1.07. No Joint Venture. Nothing contained in this Agreement (a) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them, or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 1.08. Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other Person or entity, even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

Section 1.09. Term of Agreement; Resignation and Removal of the Administrator. This Agreement shall continue in force until the termination of the Issuer, upon which event this Agreement shall automatically terminate.

(a) Subject to Section 1.09(d), the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days’ prior written notice.

(b) Subject to Section 1.09(d), the Issuer may remove the Administrator without cause by providing the Administrator with at least sixty (60) days’ prior written notice.

(c) Subject to Section 1.09(d), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days; or

(ii) an Insolvency Event occurs with respect to the Administrator.

The Administrator agrees that if any Insolvency Event occurs with respect to it, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the occurrence of such event.

(d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator acceptable to the Required Noteholders shall have been appointed by the Issuer, and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

(e) Subject to Section 1.09(d), the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the 2026-3 Servicing Agreement, the Administrator shall immediately resign and such Successor Servicer shall automatically become the Administrator under this Agreement; provided, however, that any Successor Servicer shall not be obligated to perform the obligations of the Administrator set forth in Section 1.02(b).

Section 1.10. Action Upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 1.09 or the resignation or removal of the Administrator pursuant to Section 1.09, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to the first sentence of Section 1.09 deliver to the Issuer all property and documents of or relating to the Indenture Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 1.09, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 1.11. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as follows: (a) if to the Issuer or the Administrator, at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (b) if to the Owner Trustee, at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890-0001, Attention: Corporate Trust Administration, (c) if to the Indenture Trustee, at the Corporate Trust Office, or (d) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

Section 1.12. Amendments. This Agreement may be amended by the parties hereto with the written consent of the Owner Trustee, the Majority Noteholders and the holders of Trust Certificates evidencing at least a majority of the Percentage Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such amendment may (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the 2026-3 Exchange Note, or (b) reduce the aforesaid percentage of the holders of Notes and Trust Certificates which are required to consent to any such amendment, without the consent of the holders of all outstanding Notes and Trust Certificates.

Section 1.13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless the Administrator obtains (a) the consent in writing of the Issuer, the Indenture Trustee acting at the direction of the Majority Noteholders and the Owner Trustee in respect thereof, and (b) satisfaction of the Rating Agency Condition for such action. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder.

Section 1.14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 1.15. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 1.16. Counterparts and Consent to Do Business Electronically. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but together they shall constitute one and the same instrument. Facsimile and .pdf signatures shall be deemed valid and binding to the same extent as the original and the parties affirmatively consent to the use thereof, with no such consent having been withdrawn. Each party agrees that this Agreement and any documents to be delivered in connection with this Agreement may be executed by means of an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable. Any electronic signatures appearing on this Agreement and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

Section 1.17. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement, and such invalidity shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 1.18. Limitation of Liability of Owner Trustee and Indenture Trustee.

(a) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely in its capacity as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, covenants, undertakings and agreements herein made on the part of the Issuer are made and intended not as personal representations, covenants, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under the parties hereto, (iv) Wilmington Trust Company has not verified or made any investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement, and (v) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other Program Documents.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Computershare, as Indenture Trustee and in no event shall Computershare have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 1.19. Third-Party Beneficiary. Each of the Owner Trustee and the Indenture Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

GM FINANCIAL AUTOMOBILE LEASING TRUST 2026-3, as Issuer

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Beverly D. Capers
Name: Beverly D. Capers
Title: Vice President

GMF LEASING LLC, as Depositor

By:	/s/ Meredith S. Dormire
Name: Meredith S. Dormire
Title: Vice President, Corporate Treasury

COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity but solely as Indenture Trustee

By:	/s/ Jeanine C. Casey
Name: Jeanine C. Casey
Title: Vice President

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Administrator

By:	/s/ Robert T. Pigott III
Name: Robert T. Pigott III
Title: Senior Vice President, Corporate Treasury

[Signature Page to the Administration Agreement]